EXHIBIT 10.3

                                 GENERAL RELEASE

         This general release is made as of the 20th day of August, 1999 by Jennifer Convertibles, Inc., Jennifer Chicago Ltd., Jara Enterprises, Inc., Harley J. Greenfield, Fred J. Love and Edward B. Seidner (collectively "Releasors").

         TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT RELEASORS, for good and valuable consideration, receipt of which is hereby acknowledged, pursuant to and in conjunction with the execution and delivery of that certain LP and Option Purchase and Termination Agreement (the "Termination Agreement"), among the Releasors, JCI Consultant L.P., Jenco Partners LP, Jay Zises and Selig Zises, (the "Other Parties") hereby releases and forever discharges the Other Parties and their immediate family members, officers, directors, employees, and agents, subsidiaries and affiliates, past and present and their heirs, executors, administrators and assigns (collectively, the "Releasees" and, individually, a "Releasee") from all actions, causes of action, including without limitation, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, agreements guarantees, liabilities, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, equity or otherwise, whether known or unknown, contemplated or not contemplated, foreseen or unforeseen, fixed or contingent, which against the Releasees, the Releasor ever had, now has or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date hereof, provided, however, such release shall not include, in any case, from and after the date hereof, the rights, powers, liabilities and obligations arising out of or under the Termination Agreement and as to Jennifer, the Note executed as of the date hereof.

         This General Release may not be amended, waived, terminated or otherwise changed in any respect, except with respect to a specific Releasee by a writing signed by such Releasee. THE VALIDITY, CONSTRUCTION AND INTERPRETATION OF THIS GENERAL RELEASE AND ALL RIGHTS, OBLIGATIONS AND LIABILITIES ARISING HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND FOR THE PURPOSE OF LEGAL PROCEEDINGS THIS GENERAL RELEASE SHALL BE DEEMED TO HAVE BEEN MADE AND PERFORMED IN THE STATE OF NEW YORK.

         This General Release may be executed in one or more counterparts, and shall become effective when one or more counterparts have been signed by each of the parties thereto.

         THIS GENERAL RELEASE IS FREELY AND VOLUNTARILY GIVEN TO THE RELEASEES BY RELEASORS WITHOUT ANY DURESS OR COERCION AND AFTER SUCH RELEASORS HAVE EITHER CONSULTED WITH COUNSEL OR HAVE BEEN GIVEN AN OPPORTUNITY TO DO SO, AND THE RELEASORS HAVE CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS GENERAL RELEASE.

         IN WITNESS WHEREOF, each Releasor has hereunto executed this General Release as of the date first written above.


                                          JENNIFER CONVERTIBLES, INC.

                                          By: /s/ Harley J. Greenfield
                                             -----------------------------------
                                             Name:  Harley J. Greenfield
                                             Title: Chief Executive Officer

         On this 20th day of August,  1999, before me personally appeared Harley
J. Greenfield to me known and known to me to be the Chief Executive Officer of Jennifer Convertibles, Inc. who executed the foregoing instrument on behalf of Jennifer Convertibles, Inc., and he duly acknowledged to me that he executed the same on behalf of Jennifer Convertibles, Inc., for the purpose above stated, and, being by me duly sworn, did depose and say that the statements therein contained are true.

/s/ Graziana Gallo
-----------------------------
Notary Public

                                          JENNIFER CHICAGO LTD.

                                          By: /s/ Harley J. Greenfield
                                            ------------------------------------
                                            Name: Harley J. Greenfield
                                            Title: Chief Executive Officer

         On this 20th day of August,  1999, before me personally appeared Harley
J. Greenfield to me known and known to me to be the Chief Executive Officer of Jennifer Chicago Ltd., who executed the foregoing instrument on behalf of Jennifer Chicago Ltd., and he duly acknowledged to me that he executed the same on behalf of Jennifer Chicago Ltd., for the purpose above stated, and, being by me duly sworn, did depose and say that the statements therein contained are true.

/s/ Graziana Gallo
-----------------------------
Notary Public


                                          JARA ENTERPRISES

                                          By: /s/ Fred J. Love
                                            ------------------------------------
                                            Name: Fred J. Love
                                            Title: President

         On this 20th day of August, 1999, before me personally appeared Fred J. Love, to me known and known to me to be the President of Jara Enterprises, Inc., who executed the foregoing instrument on behalf of Jara Enterprises, Inc., President of Jara Enterprises, Inc., and he duly acknowledged to me that he executed the same on behalf of Jara Enterprises, Inc., for the purpose above stated, and, being by me duly sworn, did depose and say that the statements therein contained are true.

Graziana Gallo
-----------------------------
Notary Public

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

                                                 /s/ Harley J. Greenfield
                                                 -------------------------------
                                                 Harley J. Greenfield


         On this 20th day of August,  1999, before me personally appeared Harley
J. Greenfield who executed the foregoing instrument and he duly acknowledged to me that he executed the same for the purpose above stated, and, being by me duly sworn, did depose and say that the statements therein contained are true.


/s/ Graziana Gallo
-----------------------------
Notary Public


                                                 /s/ Edward B. Seidner
                                                 -------------------------------
                                                 Edward B. Seidner


         On this 20th day of August,  1999, before me personally appeared Edward
B. Seidner who executed the foregoing instrument and he duly acknowledged to me that he executed the same for the purpose above stated, and, being by me duly sworn, did depose and say that the statements therein contained are true.


/s/ Graziana Gallo
-----------------------------
Notary Public


                                                 /s/ Fred J. Love
                                                 -------------------------------
                                                 Fred J. Love


         On this 20th day of August, 1999, before me personally appeared Fred J. Love who executed the foregoing instrument and he duly acknowledged to me that he executed the same for the purpose above stated, and, being by me duly sworn, did depose and say that the statements therein contained are true.


/s/ Graziana Gallo
-----------------------------
Notary Public


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